Exhibit 10.10

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
AND LEASES AND FIXTURE FILING (CALIFORNIA)

by and from

WARNER BROS. RECORDS, INC., “Trustor”

to

MTC FINANCIAL INC. (dba TRUSTEE CORPS), “Trustee”

in favor of

BANK OF AMERICA, N.A.,
in its capacity as Agent, “Beneficiary”

Dated as of February 29, 2004

Location:	Burbank, California
County:	Los Angeles

THE SECURED PARTY (BENEFICIARY) DESIRES THIS FIXTURE FILING
TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE
DESCRIBED HEREIN

PREPARED BY, RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention: Susan D. Kennedy, Esq.

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
AND LEASES AND FIXTURE FILING (CALIFORNIA)

THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (CALIFORNIA) (this “Deed of Trust”) is dated as of February 29, 2004 by and from WARNER BROS. RECORDS, INC., a Delaware corporation (“Trustor”), whose address is 3300 Warner Boulevard, Burbank, California 91505 to MTC FINANCIAL INC. (dba TRUSTEE CORPS), a California corpoation (“Trustee”) with an office at 2112 Business Center Drive, Second Floor-Suite 201, Irvine, California 92612 for the benefit of BANK OF AMERICA, N.A., a national association, as administrative agent (in such capacity, “Agent”) for the Secured Parties as defined in the Credit Agreement (defined below); having an address at Independence Center, 15th Floor, NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255 (Agent, together with its successors and assigns, “Beneficiary”).

The maximum principal amount of obligations secured by this instrument is $1,500,000,000 plus any Hedging Obligations (as defined in the Credit Agreement) from time to time.

ARTICLE 1
DEFINITIONS

Section 1.1            Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of even date herewith, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Credit Agreement”), among WMG Acquisition Corp. and the Overseas Borrowers named therein, as Borrowers (collectively, “Borrower”), WMG Holdings Corp., Agent, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Secured Parties identified therein. As used herein, the following terms shall have the following meanings:

(a)   “Debtor Relief Laws”: the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

(b)   “Event of Default”: An Event of Default under and as defined in the Credit Agreement.

(c)   “Loan Parties”: collectively, each Borrower and each Guarantor.

(d)   “Obligations”: means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit or Secured Hedge Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party. The Credit Agreement contains a revolving credit facility which permits Borrower to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Secured Parties, all upon satisfaction of certain conditions stated in the Credit Agreement. This Deed of Trust secures all advances and re-advances under the Credit Agreement, including, without limitation, those under the revolving credit facility contained therein.

(e)   “Permitted Liens”: Liens described in Sections 7.01 of the Credit Agreement.

(f)    “Secured Obligations”: the payment of all Obligations of Trustor now or hereafter existing under the Loan Documents and the Secured Hedge Agreements (together, the “Finance Documents”), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise.

(g)   “Secured Hedge Agreement”: any Swap Contract required or permitted under Article 6 or Article 7 of the Credit Agreement that is entered into by and between any Loan Party and any Hedge Bank.

(h)   “Secured Parties”: Secured Parties as defined in the Credit Agreement and Trustee.

(i)    “Trust Property”: The fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate in such real property as hereafter may be acquired by Trustor (the “Land”), and all of Trustor’s right, title and interest in and to (1) all improvements now owned or hereafter acquired by Trustor, now or at any time situated, placed or constructed upon the Land (the “Improvements”; the Land and Improvements are collectively referred to as the “Premises”), (2) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Trustor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the “Fixtures”), (3) all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Trustor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (the “Personalty”), (4) all reserves, escrows or impounds required under the Credit Agreement or any of the other Loan Documents and all deposit accounts maintained by Trustor with respect to the Trust Property (the “Deposit Accounts”), (5) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) to which Trustor is a party which grant to any Person a possessory interest in, or the right to use, all or any part of the Trust Property, together with all related security and other deposits (the “Leases”), (6) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Trust Property (the “Rents”), (7) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Trust Property (the “Property Agreements”), excluding any agreement to the extent that (but only as long as) the terms thereof prohibit the assignment of, or granting a security interest in, such agreement (it being understood and agreed, however, (i) that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded agreement shall be subject to the security interests created by this Deed of Trust and (ii) such excluded agreement shall otherwise be subject to the security interests created by this Deed of Trust upon receiving any necessary approvals or waivers permitting the assignment thereof), (8) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (9) all property tax refunds payable to Trustor with respect to the Trust Property (the “Tax Refunds”), (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”), (11) subject to the terms of the Credit Agreement governing insurance proceeds, all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Trustor (the “Insurance”), and (12) subject to the terms of the Credit Agreement governing condemnation awards, all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Land, Improvements, Fixtures or Personalty (the “Condemnation Awards”). As used in this Deed of Trust, the term “Trust Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

(j)    “UGC”: The Uniform Commercial Code of California or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than California, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

ARTICLE 2
GRANT[INSERT ONLY IF DEED OF TRUST IS CAPPED: ; REVOLVING LOAN]

Section 2.1            Grant. To secure the full and timely payment of the Obligations and the full and timely performance of the Secured Obligations, Trustor GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS, unto the Trustee for the benefit of Beneficiary, with POWER OF SALE as described herein and RIGHT OF ENTRY AND POSSESSION, the Trust Property, subject, however, only to the matters set forth on Exhibit B attached hereto (the “Permitted Encumbrances”) and to Permitted Liens, TO HAVE AND TO HOLD the Trust Property to Trustee and Beneficiary, and Trustor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Trust Property unto Beneficiary.

ARTICLE 3
WARRANTIES, REPRESENTATIONS AND COVENANTS

Trustor warrants, represents and covenants to Beneficiary as follows:

Section 3.1            Title to Trust Property and Lien of this Instrument. Trustor owns the Trust Property free and clear of any liens, claims or interests, except the Permitted Encumbrances and Permitted Liens. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Trust Property, except for Permitted Encumbrances and Permitted Liens.

Section 3.2            First Lien Status. Trustor shall preserve and protect the first lien and security interest status of this Deed of Trust. If any lien or security interest other than a Permitted Encumbrance or a Permitted Lien is asserted against the Trust Property, Trustor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same as required by and in compliance with the Credit Agreement (including, if applicable under the Credit Agreement, the requirement of providing a bond or other security satisfactory to Beneficiary).

Section 3.3            Payment and Performance. Trustor covenants and agrees that, so long as any part of the Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Party shall have any Commitment or any Secured Hedge Agreement shall be in effect, Trustor shall perform and observe all of the terms, covenants and agreements set forth in the Loan Documents on its part to be performed or observed (including without limitation the Subsidiary Guaranty) or that Borrower has agreed to cause Trustor to perform or observe.

Section 3.4            Replacement of Fixtures. Trustor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures owned or leased by Trustor to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or is permitted to be removed by the Credit Agreement.

Section 3.5            Insurance; Condemnation Awards and Insurance Proceeds.

(a)   Insurance. Trustor shall maintain or cause to be maintained with financially sound and reputable insurance companies, insurance with respect to the Trust Property against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Trustor) as are customarily carried under similar circumstances by such Persons. Subject to Trustor’s right to self-insure set forth in the foregoing sentence, each such policy of insurance shall name Beneficiary as the loss payee (or, in the case of liability insurance, an additional insured) thereunder for the ratable benefit of the Secured Parties, and shall provide for at least 30 days’ prior written notice of any material modification or cancellation of such policy. In addition to the foregoing, if any portion of the Trust Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (or any amendment or successor act thereto), then Trustor shall maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to such Act.

(b)   Condemnation Awards. All Condemnation Awards awarded to Trustor shall be reinvested and/or applied in accordance with the terms of the Credit Agreement, including without limitation Section 2.05(b) thereof, the provisions of which are incorporated herein by this reference.

(c)   Insurance Proceeds. All proceeds of any insurance policies required under the Loan Documents relating to the Trust Property shall be reinvested and/or applied in accordance with the terms of the Credit Agreement, including without limitation Section 2.05(b) thereof, the provisions of which are incorporated herein by this reference.

ARTICLE 4
DEFAULT AND FORECLOSURE

Section 4.1            Remedies. Upon the occurrence and during the continuance of an Event of Default, Beneficiary and Trustee, or either of them, may, at their election, exercise any or all of the following rights, remedies and recourses:

(a)   Acceleration. Subject to any provisions of the Loan Documents providing for the automatic acceleration of the Obligations upon the occurrence of certain Events of Default, declare the Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Trustor), whereupon the same shall become immediately due and payable.

(b)   Entry on Trust Property. Enter the Trust Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Trustor remains in possession of the Trust Property following the occurrence and during the continuance of an Event of Default, and without Beneficiary’s prior written consent, Beneficiary or Trustee may invoke any legal remedies to dispossess Trustor.

(c)   Operation of Trust Property. Hold, lease, develop, manage, operate or otherwise use the Trust Property upon such terms and conditions as Beneficiary or Trustee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary or Trustee deems necessary or desirable), and apply all Rents and other amounts collected by Beneficiary in connection therewith in accordance with the provisions of Section 4.7.

(d)   Sale. Institute proceedings for sale of the Trust Property, either by judicial action or by power of sale, in which case the Trust Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Trustor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Trustor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Trustor. Beneficiary or any of the Secured Parties may be a purchaser at such sale. If Beneficiary or such other Secured Party is the highest bidder, Beneficiary or such other Secured Party may credit the portion of the purchase price that would be distributed to Beneficiary or such other Secured Party against the Obligations in lieu of paying cash. In the event this Deed of Trust is foreclosed by judicial action, appraisement of the Trust Property is waived.

(e)   Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Trustor or regard to the adequacy of the Trust Property for the repayment of the Obligations, the appointment of a receiver of the Trust Property, and Trustor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Trust Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

(f)    Other. Exercise, with respect to the Trust Property only, all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.

Section 4.2            Separate Sales. The Trust Property may be sold in one or more parcels and in such manner and order as Beneficiary in its sole discretion may elect. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.3            Remedies Cumulative, Concurrent and Nonexclusive.  Beneficiary or Trustee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Trustor or others obligated under the Loan Documents, or against the Trust Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 4.4            Release of and Resort to Collateral.  Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Trust Property, any part of the Trust Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Trust Property. For payment of the Obligations, Beneficiary or Trustee may resort to any other security in such order and manner as Beneficiary may elect.

Section 4.5            Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Trustor hereby irrevocably and unconditionally waives and releases (a) to the extent not inconsistent with the terms of the Credit Agreement and the Subsidiary Guaranty, all benefit that might accrue to Trustor by virtue of any present or future statute of limitations or law or judicial decision exempting the Trust Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default other than any notices specifically required to be given under any Loan Document, (c) all notices of Beneficiary’s or Trustee’s election to exercise or the actual exercise of any right, remedy or recourse provided for under any Loan Document, other than any notices specifically required to be given under any Loan Document, and (d) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 4.6            Discontinuance of Proceedings. If Beneficiary or Trustee or any other Secured Party shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary or Trustee or such other Secured Party, as the case may be, shall have the unqualified right to do so and, in such an event, Trustor, Trustee, Beneficiary and the other Secured Parties shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Trust Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary and Trustee and the other Secured Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary or Trustee or any other Secured Party thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 4.7            Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Trust Property, shall be applied by Beneficiary (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

(a)   first, to the payment of the costs and expenses of taking possession of the Trust Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (2) court costs, (3) attorneys’ and accountants’ fees and expenses, and (4) costs of advertisement;

(b)   second, to the payment of the Obligations and performance of the Secured Obligations in the manner and order of preference provided under Section 8.03 of the Credit Agreement, and

(c)   thereafter, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as other required under applicable law.

Section 4.8            Occupancy After Foreclosure. Any sale of the Trust Property or any part thereof in accordance with Section 4.1(d) will divest all right, title and interest of Trustor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Trustor retains possession of such property or any part thereof subsequent to such sale, Trustor will be considered a tenant at sufferance of the purchaser, and will, if

Trustor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

Section 4.9            Additional Advances and Disbursements; Costs of Enforcement.

(a)   Upon the occurrence and during the continuance of any Event of Default, Beneficiary and Trustee and each of the other Secured Parties shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Trustor. All sums advanced and expenses incurred at any time by Beneficiary or Trustee or any other Secured Party under this Section 4.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall, subject to any limitations thereon contained in any Loan Document, be payable on demand and shall bear interest from and including the date that such sum is advanced or expense incurred, to and excluding the date of reimbursement, at the interest rate applicable to Base Rate Loans pursuant to Section 2.08(a) of the Credit Agreement (provided that following the occurrence and during the continuance of any Event of Default, interest shall accrue on such sums at the Default Rate applicable to Base Rate Loans pursuant to Section 2.08(b) of the Credit Agreement), and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

(b)   Trustor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust, or the enforcement, compromise or settlement of the Obligations or any claim under this Deed of Trust, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

Section 4.10         No Beneficiary in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Beneficiary or any other Secured Party to be deemed or construed to be a “mortgagee in possession” of the Trust Property, to obligate Beneficiary or any other Secured Party to lease the Trust Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 5
ASSIGNMENT OF RENTS AND LEASES

Section 5.1            Assignment. In furtherance of and in addition to the assignment made by Trustor in Section 2.1 of this Deed of Trust, Trustor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Beneficiary all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Trustor shall have a revocable license from Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Trustor, the license herein granted shall automatically expire and terminate, without notice to Trustor by Beneficiary (any such notice being hereby expressly waived by Trustor to the extent permitted by applicable law).

Section 5.2            Perfection Upon Recordation. Trustor acknowledges that Beneficiary has taken all actions necessary to obtain, and that upon recordation of this Deed of Trust, Beneficiary shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Trustor acknowledges and agrees that upon recordation of this Deed of Trust, Beneficiary’s interest in the Rents shall be deemed to be present and fully perfected, “choate” and enforced as to Trustor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

Section 5.3            Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Trustor and Beneficiary agree that (a) this Deed of Trust shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Trustor that comprises the Trust Property and was acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

Section 5.4            No Merger of Estates. So long as part of the Secured Obligations remain unpaid and undischarged, the fee and leasehold estates to the Trust Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Trustor, Beneficiary, any tenant or any third party by purchase or otherwise.

ARTICLE 6
SECURITY AGREEMENT

Section 6.1            Security Interest. This Deed of Trust constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Trustor grants to Beneficiary a first and prior security interest in the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all other Trust Property which is collateral, a security interest in which may be perfected by the filing of a financing statement, to secure the payment of the Obligations and performance of the Secured Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Trustor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Trustor. In the event of any inconsistency between the terms of this Deed of Trust and the terms of the Security Agreement with respect to the collateral covered both therein and herein, the Security Agreement shall control and govern to the extent of any such inconsistency.

Section 6.2            Financing Statements. Trustor shall prepare and deliver to Beneficiary such financing statements, and shall execute and deliver to Beneficiary such documents, instruments and further assurances, in each case in form and substance satisfactory to Beneficiary, as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder. Trustor hereby irrevocably authorizes Beneficiary to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve Beneficiary’s security interest in the Trust Property hereunder. Trustor represents and warrants to Beneficiary that Trustor’s jurisdiction of organization is the State of Delaware. After the date of this Deed of Trust, Trustor shall not change its name, type of organization, organizational identification number (if any), jurisdiction of organization or location (within the meaning of the UCC) without complying in full with the terms of the Loan Documents with respect to any such changes. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9601 of Division 9 of the UCC or any other applicable section of the UCC.

Section 6.3            Fixture Filing. This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC against all of the Trust Property which is or is to become fixtures. The information provided in this Section 6.3 is provided so that this Deed of Trust shall comply with the requirements of the UCC for a deed of trust instrument to be filed as a financing statement. Trustor is the “Debtor” and its name and mailing address are set forth in the preamble of this Deed of Trust immediately preceding Article 1. Beneficiary is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Deed of Trust immediately preceding Article 1. A statement describing the portion of the Trust Property comprising the fixtures hereby secured is set forth in Section 1.1(i) of this Deed of Trust. Trustor represents and warrants to Beneficiary that Trustor is the record owner of the Trust Property, the employer identification number of Trustor is 95-1976532 and the organizational identification number of Trustor is 0042563.

ARTICLE 7
MISCELLANEOUS

Section 7.1            Notices. Any notice required or permitted to be given under this Deed of Trust shall be given in accordance with Section 10.02 of the Credit Agreement, the provisions of which are incorporated herein by this reference, except that notices required by applicable law shall be given solely in the manner specified by such law.

Section 7.2            Covenants Running with the Land. All obligations contained in this Deed of Trust are intended by Trustor and Beneficiary to be, and shall be construed as, covenants running with the Trust Property. As used herein, “Trustor” shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Trust Property. All Persons who may have or acquire an interest in the Trust Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; provided, however, that no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

Section 7.3            Attorney-in-Fact. Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, with full authority in the place and stead of Trustor and in the name of Trustor or otherwise (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems necessary and appropriate to protect Beneficiary’s interest, if Trustor shall fail to do so promptly after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare and file or record financing statements and continuation statements, and to prepare, execute and file or record applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the Trust Property, and (d) after the occurrence and during the continuance of any Event of Default, to perform any obligation of Trustor hereunder; provided, however, that (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Trustor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Obligations and shall bear interest at the highest rate at which interest is then computed on any portion of the Obligations; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Trustor or any other person or entity for any failure to take any action which it is empowered to take under this Section 7.3.

Section 7.4            Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, the other Secured Parties and Trustor and their respective successors and assigns. Trustor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

Section 7.5            No Waiver. Any failure by Beneficiary or the other Secured Parties to insist upon strict performance of any of the terms, provisions or conditions of this Deed of Trust shall not be deemed to be a waiver of same, and Beneficiary and the other Secured Parties shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 7.6            Credit Agreement. If any conflict or inconsistency exists between this Deed of Trust and the Credit Agreement, the Credit Agreement shall govern.

Section 7.7            Release or Reconveyance. Upon payment in full of the Obligations and performance in full of the Secured Obligations or upon a sale or other disposition of the Trust Property permitted by the Credit Agreement, Beneficiary, at Trustor’s request and expense, shall promptly release the liens and security interests created by this Deed of Trust or reconvey the Trust Property to Trustor.

Section 7.8            Waiver of Stay, Moratorium and Similar Rights. Trustor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement (consistent with the terms of the Credit Agreement) of the provisions of this Deed of Trust or the Secured Obligations, or any rights or remedies provided hereunder in favor of Beneficiary or any other Secured Party.

Section 7.9            Applicable Law. This Deed of Trust shall be governed by, and construed in accordance with, the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York, but excluding its conflicts of law rules), except that the provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Trust Property is located.

Section 7.10         Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 7.11         Severability. If any provision of this Deed of Trust shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Deed of Trust.

Section 7.12         Entire Agreement. This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Beneficiary and Trustor relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 7.13         Beneficiary as Agent; Successor Agents.

(a)   Agent has been appointed to act as Agent hereunder by the other Secured Parties. Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Trust Property) in accordance with the terms of the Credit Agreement, any related agency agreement among Agent and the other Secured Parties (collectively, as amended, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Agency Documents”) and this Deed of Trust. Trustor and all other Persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Agent, without inquiry into the existence of required consents or approvals of the Secured Parties therefor.

(b)   Beneficiary shall at all times be the same Person that is Agent under the Agency Documents. Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Agent under this Deed of Trust. Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Agent under this Deed of Trust. Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Agent under this Deed of Trust. Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent as the Beneficiary under this Deed of Trust, and the retiring or removed Agent shall promptly (i) assign and transfer to such successor Agent all of its right, title and interest in and to this Deed of Trust and the Trust Property, and (ii) execute and deliver to such successor Agent such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the liens and security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Deed of Trust. After any retiring or removed Agent’s resignation or removal hereunder as Agent, the provisions of this Deed of Trust and the Agency Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was Agent hereunder.

ARTICLE 8
LOCAL LAW PROVISIONS

Section 8.1            Inspection. Without limiting the generality of the foregoing, Trustor agrees that the Secured Parties will have the same right, power and authority to enter and inspect the Premises as is granted to a secured lender under California Civil Code § 2929.5, and that Beneficiary will have the right to appoint a receiver to enter and inspect the Premises at reasonable times and after reasonable notice to the extent such authority is provided under applicable law, including the authority given to the Beneficiary under C.C.P. § 564(c).

Section 8.2            Environmental Provisions. Without limiting any other rights or remedies of the Beneficiary or any other Secured Party, Trustor acknowledges and agrees that the provisions of the Credit Agreement and the other Loan Documents relating to environmental matters, including without limitation, Sections 5.09 and 10.03 of the Credit Agreement, are “environmental provisions,” as that term is defined in C.C.P. § 736(f)(2), made by Trustor relating to the real property security. Trustor, the Beneficiary and the other Secured Parties intend for the foregoing sections to serve as the Beneficiary’s and the other Secured Parties’ written demand and Trustor’s response concerning the environmental condition of the Premises as required by C.C.P. § 726.5. To the extent that any of Trustor’s obligations hereunder are not made valid and enforceable under C.C.P. § 736(a), such obligations shall, to the fullest extent not prohibited by law, be enforceable under the laws of the State of California other than C.C.P. § 736, as provided in C.C.P. § 736(d).

Section 8.3            Remedies.

(a)   Where the Trust Property consists of real property and personal property, any reinstatement of the obligation secured hereby, following default and an election by the Beneficiary to accelerate the maturity of said obligation, which is made by Trustor or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall, in accordance with the terms of Section 9604(a)(3)(C) of the UCC, not prohibit the Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the UCC; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceeding held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement. Any sums paid to Beneficiary in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the Secured Obligations and to the Beneficiary’s and Trustee’s reasonable costs and expenses in the manner required by Section 2924c.

(b)   Should the Beneficiary elect to sell any portion of the Trust Property which is real property or which is personal property or fixtures that Beneficiary has elected under Section 9604(a)(l)(B) of the UCC to sell together with real property in accordance with the laws governing a sale of real property, the Beneficiary or the Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, the Trustee, at the time and place specified in the notice of sale, shall sell said real property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. The Trustee may, and upon request of the Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor.

(c)   If the Trust Property consists of several lots, parcels or items of Trust Property, the Beneficiary may: (i) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner the Beneficiary deems in its best interest. Should the Beneficiary desire that more than one sale or other disposition of the Trust Property be conducted, the Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as the Beneficiary may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Trust Property not sold until all Secured Obligations have been fully paid and the other conditions set forth in the Credit Agreement for release of liens have been satisfied. In the event the Beneficiary elects to dispose of the Trust Property through more than one sale, Trustor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to the Trustee and the Beneficiary, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by the Trustee or Beneficiary in connection with such sale or sales, together with interest on all such advances made by the Trustee or Beneficiary at the lower of the Default Rate and the maximum rate permitted by law to be charged by the Trustee or Beneficiary.

Section 8.4            Additional Provisions.

(a)   Notwithstanding anything to the contrary contained herein, the Beneficiary’s rights and remedies under California Code of Civil Procedure Section 736 shall not be waived, limited or otherwise adversely affected by virtue of a full or partial credit bid upon foreclosure of this Deed of Trust.

(b)   GRANTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, THIS DEED OF TRUST AND APPLICABLE LAW PERMITS THE TRUSTEE TO SELL THE TRUST PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO THIS

PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY AND TRUSTEE URGE YOU TO GIVE BENEFICIARY PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE ANY NOTICE OF DEFAULT AND NOTICE OF SALE GIVEN PURSUANT TO THIS DEED OF TRUST.

(c)   Without limitation of the foregoing, Trustor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under California Code of Civil Procedure Section 1265.225(a), which provides for allocation of condemnation proceeds between a property owner and a lienholder, and any other law or successor statute of similar import.

Section 8.5            Waivers.

(a)   Trustor, in addition to, and without limitation of any other waivers contained in this Deed of Trust, unconditionally waives any defense to the enforcement of this Deed of Trust, including:

i.                      All presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor with respect to the Secured Obligations, and notices of acceptance of this Deed of Trust;

ii.                     Any right to require the Beneficiary to proceed against Borrower or any guarantor at any time or to proceed against or exhaust any security held by the Beneficiary at any time or to pursue any other remedy whatsoever at any time;

iii.                    The defense of any statute of limitations affecting the liability of Trustor hereunder, the liability of any of the Borrower or any guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

iv.                    Any defense arising by reason of any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or any disability of Trustor or any guarantor or of any manner in which Beneficiary has exercised its rights and remedies under the Loan Documents, or by any cessation from any cause whatsoever of the liability of Trustor or the Borrower or any guarantor;

v.                     Without limitation on clause iv above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Trustor or the Borrower or any principal of Trustor or the Borrower or any defect in the formation of Trustor or the Borrower or any principal of Trustor or the Borrower;

vi.                    Any defense based upon the application by Trustor or the Borrower of the proceeds of the Loans for purposes other than the purposes represented by Trustor or the Borrower to the Beneficiary or intended or understood by the Beneficiary or Trustor;

vii.                   Any defense based upon an election of remedies by the Beneficiary, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Trustor or the rights of Trustor to proceed against any of the Borrower or any guarantor for reimbursement, or both (including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d and 726);

viii.                  Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

ix.                    Any defense based upon the Beneficiary’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute;

x.                     Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

xi.                    Any duty of the Beneficiary to advise Trustor of any information known to the Beneficiary regarding the financial condition of the Borrower and all other circumstances affecting the Borrower’s ability to perform its obligations to the Beneficiary, it being agreed that Trustor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances;

xii.                   Any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which the Beneficiary now has or may hereafter have against the Borrower or any benefit of, or any right to participate in, any security now or hereafter held by the Beneficiary; and

xiii.                  Without limiting the generality of the foregoing or any other provision hereof, any rights and benefits which might otherwise be available to Trustor under California Civil Code Sections 2787 to 2855, inclusive, 2899, and 3433.

Section 8.6            Subrogation. Trustor understands that the exercise by the Beneficiary of certain rights and remedies may affect or eliminate Trustor’s right of subrogation against the Borrower or any guarantor and that Trustor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Trustor hereby authorizes and empowers Beneficiary, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Trustor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Deed of Trust to the contrary, Trustor hereby subordinates to the repayment in full of all of the Borrower’s and each other obligor’s obligations under the Loan Documents any claim or other rights which Trustor may now have or hereafter acquire against the Borrower or any guarantor of all or any of the obligations of the Borrower hereunder that arise from the existence or performance of such of the Borrower’s obligations under any of the Loan Documents, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of the Beneficiary against the Borrower or any Collateral which the Beneficiary now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Trustor understands that: (i) Section 580d of the California Code of Civil Procedure generally prohibits a deficiency judgment against a borrower after a non-judicial foreclosure; (ii) Trustor’s subrogation rights may be destroyed by a non-judicial foreclosure under the Deed of Trust (because Trustor may not be able to pursue the Borrower for a deficiency judgment by reason of the application of Section 580d of the California Code of Civil Procedure); and (iii) under Union Bank v. Gradsky, 265 Cal. App. 2nd 40 (1968), a lender may be stopped from pursuing a guarantor for a deficiency judgment after a non-judicial foreclosure (on the theory that a guarantor should be exonerated if a lender elects a remedy that eliminates the guarantor’s subrogation rights) absent an explicit waiver. Without limitation on the generality of the other waivers contained in this Deed of Trust, Trustor hereby waives (A) the defense that might otherwise be available under Gradsky, supra (or any similar judicial decision or statute) in the event the Beneficiary pursues a non-judicial foreclosure, and (B) all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. In addition, Trustor waives all rights and defenses that Trustor may have because the debtor’s debt is secured by real property. This means, among other things that the creditor may collect from the guarantor without first foreclosing on any real or personal property collateral pledged by the debtor, and if the creditor forecloses on any real property collateral pledged by the debtor: (i) the amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (ii) the creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor. This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the Code of Civil Procedure.

Section 8.7            Independent Obligations. The obligations of Trustor hereunder are independent of the obligations of the Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Trustor to foreclose this Deed of Trust whether or not Trustor is the alter ego of the Borrower and whether or not the Borrower is joined therein or a separate action or actions are brought against the Borrower. The Beneficiary’s rights hereunder shall not be exhausted until all of the Secured Obligations have been fully paid and performed.

Section 8.8            Subordination. Without limitation on the waiver and release contained above: (i) Trustor subordinates all present and future indebtedness owing by the Borrower to Trustor to the obligations at any time owing by the Borrower to the Beneficiary under the Credit Agreement and the other Loan Documents; (ii) Trustor assigns all such indebtedness to the Beneficiary as security for the Secured Obligations, and (iii) Trustor agrees to make no claim on such indebtedness until all obligations of Borrower under the Credit Agreement and the other Loan Documents have been fully discharged. Trustor further agrees not to assign all or any part of such indebtedness unless the Beneficiary is given prior notice and such assignment is expressly made subject to the terms of this Deed of Trust. If the Beneficiary so requests, (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to the Beneficiary, (ii) all security for such indebtedness shall be duly assigned and delivered to the Beneficiary, (iii) such indebtedness shall be enforced, collected and held by Trustor as trustee for the Beneficiary and shall be paid over to the Beneficiary on account of the Secured Obligations but without reducing or affecting in any manner the liability of Trustor under the other provisions of this Deed of Trust, and (iv) Trustor shall execute, file and record such documents and instruments and take such other action as the Beneficiary deems necessary or appropriate to perfect, preserve and enforce the Beneficiary’s rights in and to such indebtedness and any security therefor. If Trustor fails to take any such action, the Beneficiary, as attorney-in-fact for Trustor, is hereby authorized to do so in the name of Trustor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

Section 8.9            Other Collateral. Trustor acknowledges that this Deed of Trust is one of a number of mortgages, deeds of trust and other security documents (“Other Security Instruments”) that secure the Secured Obligations and the obligations of the Borrower and other obligors under the Loan Documents (the “Other Obligations”). Trustor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Beneficiary, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Beneficiary of any security for or guarantees of the Secured Obligations and/or the Other Obligations, or by any failure, neglect or omission on the part of the Beneficiary to realize upon or protect any Obligation or Other Obligation or any collateral security therefor including the Other Security Instruments. The lien hereof shall not in any manner be impaired or affected by any release (except as to the Premises released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the

Secured Obligations or Other Obligations or of any of the collateral security therefor, including the Other Security Instruments or of any guarantee thereof, and, to the fullest extent permitted by applicable law, the Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Security Instruments without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary’s rights and remedies under any or all of the Other Security Instruments shall not in any manner impair the indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of the Beneficiary hereunder shall not impair the lien of any of the Other Security Instruments or any of the Trustee’s or Beneficiary’s rights and remedies thereunder. To the fullest extent permitted by applicable law, Trustor specifically consents and agrees the Beneficiary may exercise its rights and remedies hereunder and under the Other Security Instruments separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

Section 8.10         Trustee. The Trustee accepts appointment hereunder when this Deed of Trust, duly executed and acknowledged, is made a public record. The Beneficiary may remove the Trustee at any time or from time to time and appoint a successor trustee, and upon such appointment, all powers, duties, rights and authority of Trustee shall thereupon become vested in such successor. Such substitute trustee shall be appointed in any manner permitted or authorized by applicable law, including without limitation by written instrument duly recorded in the county or counties where the real property encumbered hereby is located, which appointment may be executed by any authorized agent of the Beneficiary or in any other manner permitted by applicable law. The Trustee shall be entitled to receive, and Trustor shall pay, reasonable and customary compensation to the Trustee for its services rendered hereunder after any Event of Default and reimbursement to the Trustee for its expenses (including attorneys’ fees and expenses) in connection herewith or the exercise of any right, power or remedy hereunder

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IN WITNESS WHEREOF, Trustor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

TRUSTOR:	WARNER BROS. RECORDS, INC.,
a Delaware corporation

	By:	/s/ Paul Robinson
Name: Paul Robinson
Title: Vice President

ACKNOWLEDGMENT

State of New York	)
)
County of New York	)

On February 26, 2004, before me, the undersigned, a notary public in and for said State, personally appeared Paul Robinson personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her respective authorized capacity, and that by his/her signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Carroll E. Smith	(seal)

Capacity of signatory:
CARROLL E. SMITH
NOTARY PUBLIC, State of New York
No. 01SM6079992
Qualified in New York County
Commission Expires September 3, 2006

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 38 AND 39 OF TRACT NO. 7553, IN THE CITY OF BURBANK, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN

ON MAP RECORDED IN BOOK 99 PAGES 16 AND 17 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT FOR VEHICULAR INGRESS AND EGRESS AS SET FORTH IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS RESTRICTIONS AND EASEMENTS DATED AUGUST 1, 1989 EXECUTED BY 3300 RIVERSIDE DRIVE CORPORATION, A DELAWARE CORPORATION, AS MORE PARTICULARLY DESCRIBED THEREIN AND RECORDED AUGUST 7, 1989, AS INSTRUMENT NO. 89-1263386, OFFICIAL RECORDS.

END OF LEGAL DESCRIPTION

EXHIBIT B

PERMITTED ENCUMBRANCES

Those exceptions set forth in Schedule B of that certain policy of title insurance issued to Beneficiary by Stewart Title of California, Inc. on or about the date hereof pursuant to order number 040207595 dated 12/17/03 (Reference: 03151269).